Private Placement	12 Months Ended
Dec. 31, 2022
Private Placement
Private Placement

Note 4 -Private Placement

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased 5,411,000 Private Placement Warrants at a price of $1.00 per warrant, generating total proceeds of $5,411,000 to the Company.

Each Private Placement Warrant is identical to the warrants offered in the Initial Public Offering, except that the Private Placement Warrants, so long as they are held by our Sponsor, or its permitted transferees, (i) may not (including the common stock shares issuable upon exercise of such warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial Business Combination, and (ii) will be entitled to registration rights.